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                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO SUPPLY AGREEMENT
                       -----------------------------------

     This First Amendment to the Supply Agreement (the "Agreement") is made and entered into as of January 1, 2003 ("Effective Amendment Date") by and between The Procter & Gamble Company (and its affiliates named in the Agreement, collectively "Buyer") and Genencor International, Inc. (with its affiliates, collectively "Seller").

A. Buyer and Seller entered into the Agreement effective October 17, 2001, with respect to the supply by Seller of all Materials to the Buyer.


B. The Parties desire to modify the Agreement for [...***...] and [...***...] by including the revised terms below.


NOW, THEREFORE, in consideration of the mutual undertakings of the Parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller do hereby mutually agree as follows:

     1. PERIOD: The period for the Seller supply of [...***...] to Buyer will remain unchanged. The period for the Seller supply of [...***...] to Buyer will be extended until 31st December 2006.


     2. PRICES: Buyer and Seller agree upon the following revised prices, beginning on the Effective Amendment Date, as shown in the charts below (all amounts are the [...***...] and all are quoted on an [...***...]):


                                   [...***...]


     3. REFORMULATION PRICING: The Parties recognize that Buyer's product volumes may be changed because of market fluctuations; and that [...***...] results from those volume changes. The Parties also recognize that Seller's Materials volumes may change because of Buyer's changes in the [...***...]. The Parties agree that, subject to the limitations listed in the paragraph next below, the [...***...], based on [...***...] due to changes in [...***...], will be [...***...]. Thus if Buyer changes the [...***...] in
     [...***...] to [...***...] based on [...***...] of [...***...], the price of such [...***...] in [...***...] will be [...***...]. Buyer and Seller also agree that advance notice will be given before any proposed reformulation is implemented. For the sake of clarity it is stated that the [...***...] are those in existence at the time of signing this First Amendment within the various countries within the regions of Western Europe, North America, Asia, Latin America, Central and Eastern Europe and Meage.


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                                              * CONFIDENTIAL TREATMENT REQUESTED

     For any reformulation price adjustment described above, such adjustment shall only occur when the cumulative impact of reformulations in the affected countries of the various regions is reasonably projected to reach [...***...] in the [...***...] period following the date of the [...***...]
     as a result of the change of formulation. The pricing adjustment for a particular [...***...] reformulation shall persist for [...***...] and only [...***...] after the date of the [...***...]. Moreover, the pricing adjustment for a particular [...***...] reformulation shall persist for [...***...] and only [...***...] after the date of the [...***...].
     Notwithstanding any of the foregoing terms concerning reformulation pricing, any reformulation price adjustment shall not apply if the [...***...] is to [...***...] a [...***...] from [...***...]. Nothing herein shall be deemed to supercede the Meet or Release Clause in Section 9 of the Agreement.

     This amendment replaces all of Section II of the Agreement relative to [...***...] (Attachment 3), except for the final paragraph [...***...] which paragraph shall persist unchanged. The remainder of SECTION II which, inter alia, lists [...***...], is no longer applicable.

     If, due to reformulation, Buyer purchases less than [...***...] of Buyer's [...***...] for [...***...] from Seller, any [...***...] by Buyer will only apply to that part of the Agreement relevant to [...***...].

     4. PAYMENT TERMS: The following payment terms shall govern payments made by Buyer to Seller for each Material.


     For all geographies except North America, Western Europe and ROW, payment terms will remain as set out in the original Agreement except that the due dates for payments will be calculated commencing on the date of receipt of the Seller's invoice or the invoiced Material, whichever is later. All Seller's invoices in North America and Western Europe will continue to be issued on the first banking day of each month per the Agreement.

     In North America: [...***...] after [...***...], whichever is the later. If day [...***...] falls on a non-banking day, due date becomes next banking day.
     In Western Europe: [...***...] after [...***...], whichever is the later. If day [...***...] falls on a non-banking day, due date becomes next banking day.
     In Rest of World: [...***...] after [...***...], whichever is the later.

     For Seller's product sales in North America and Western Europe, payment shall be made to Seller by an ACH credit based on a written authorization from Buyer to one or more payor banks. For [...***...] payment shall be made to Seller by a pre-authorized ACH debit based on a standing written authorization from Buyer to one or more payor banks.

     Moreover, [...***...] will receive a [...***...] for [...***...].

     5. LATE PAYMENT FEES: For North America, late payment fees shall accrue on any late payments at the rate of [...***...] at the beginning of each late [...***...], beginning [...***...] after [...***...], whichever is the later. For example, a

                                              * CONFIDENTIAL TREATMENT REQUESTED


     payment due on [...***...] but not paid until [...***...], shall incur a [...***...] late fee and a payment due on [...***...] but not made until [...***...] shall include a [...***...] late payment fee.

     For Western Europe and the Rest of the World, late payment fees shall accrue on any late payments at the rate of [...***...] at the beginning of each late [...***...], beginning [...***...] after [...***...], whichever is later. For example, a payment due on [...***...] but not paid until [...***...], shall incur a [...***...] late fee and a payment due on [...***...] but not made until [...***...] shall incur a [...***...] late payment fee.

     Late payment fees shall be calculated and invoiced by Seller to any affected Buyer's plant at the beginning of each calendar quarter for the last preceding calendar quarter.

     6. INCREASED [...***...]: Beginning April 1st, 2003, [...***...] will be changed from [...***...], using a [...***...] and its price will be [...***...] by [...***...]. There will be no other pricing change because of or related to [...***...]. Furthermore, Buyer will continue to use best efforts in evaluating feasibility, with the agreed goal of increasing the [...***...] of [...***...] from [...***...] to [...***...] in ROW.

     7. ADDITIONAL SELLER PAYMENTS

          a. [...***...]. As part of the negotiations between the Parties to resolve issues addressed in this First Amendment, Seller has agreed to pay to Buyer [...***...] a [...***...] for [...***...] which [...***...] shall be in the amount of [...***...]. Seller shall make said [...***...] on or before [...***...].

          b. [...***....]. [...***...] has agreed that commencing in [...***...]
     and progressing through [...***...] it shall provide certain [...***...] to [...***...], which [...***...] shall include: [...***...] required to
     [...***...]. [...***...] has agreed [...***...] in return for those
     [...***...]. [...***...] shall [...***...] on [...***...]. This [...***...]
     shall be [...***...] for any part of the Agreement which is terminated between the Effective Amendment Date and [...***...].

     8. EFFECT: The amended terms above shall be effective on the Effective Amendment Date and shall persist for the duration of the Agreement. In the event of any discrepancy between the amended terms above and the Agreement the amended terms shall control. All other terms and conditions in the Agreement shall remain in full force and effect. Unless otherwise defined herein, capitalized terms shall bear the same meaning as those set out in the Agreement.

BUYER AND SELLER ACKNOWLEDGE, BY THEIR AUTHORIZED SIGNATURES BELOW, ACCEPTANCE OF THE TERMS AND CONDITIONS OF THIS FIRST AMENDMENT AS OF THE EFFECTIVE AMENDMENT DATE.

GENENCOR INTERNATIONAL, INC.                      THE PROCTER & GAMBLE MANUFACTURING
                                                  COMPANY
/s/  Thomas J. Pekich                             /s/ Steve Bishop
-------------------------------------------       -------------------------------------------
Signature                                         Signature

Thomas J. Pekich                                  Steve Bishop
-------------------------------------------       -------------------------------------------
Name                                              Name

Group Vice President -                            Vice President,
Bioproducts                                       NA Fabric Care
-------------------------------------------       -------------------------------------------
Title                                             Title

3/31/03                                           4-4-03
-------------------------------------------       -------------------------------------------
Date                                              Date


PROCTER & GAMBLE INTERNATIONAL                    P&G NORTHEAST ASIA PTE, LTD.
OPERATIONS SA


/s/  Stefan Van Straelen                          /s/ Craig  D. Bahner
-------------------------------------------       -------------------------------------------
Signature                                         Signature

Stefan Van Straelen                               Craig Bahner
-------------------------------------------       -------------------------------------------
Name                                              Name

Director-F&HC Chemicals                           General Manager-
Purchases                                         Northeast Asia F&HC
-------------------------------------------       -------------------------------------------
Title                                             Title

21st of March 2003                                4/17/03
-------------------------------------------       -------------------------------------------
Date                                              Date

/s/ Christopher Start
-------------------------------------------
Signature

Chris Start
-------------------------------------------
Name

General Manager-WE Fabric Care
-------------------------------------------
Title

April 25, 2003
-------------------------------------------
Date
